                                  EXHIBIT 10.12

                                   F&M BANCORP
     CONVERSION OF MONOCACY BANCSHARES, INC. STOCK OPTIONS HELD BY DIRECTORS
                                     (DATE)

         Pursuant to Section 1.5 of the Agreement and Plan of Merger (the "Plan") dated as of September 4, 1998, by and between F&M Bancorp ("F&M Bancorp") and Monocacy Bancshares, Inc. ("Monocacy"), F&M Bancorp hereby grants to you substitute stock options as set forth below. Such substitute stock options shall be subject to the terms and conditions as set forth in the Monocacy Bancshares, Inc.1997 Independent Directors' Stock Option Plan, attached hereto as Exhibit A.

         Each Monocacy stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp Common Stock equal to the number of shares of Monocacy Common Stock (as to each whole share) which could have been purchase under each Monocacy stock option multiplied by the Exchange Ratio (as defined in the Plan) rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Monocacy stock option divided by the Exchange Ratio (as defined in the Plan), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio: 1.251
Director:

MONOCACY STOCK OPTIONS:



                    SHARES SUBJECT
DATE OF GRANT       TO OPTION                 EXPIRATION DATE   EXERCISE PRICE



F&M BANCORP SUBSTITUTE STOCK OPTIONS:


                    SHARES SUBJECT
DATE OF GRANT       TO OPTION                 EXPIRATION DATE   EXERCISE PRICE



         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the _________ day of _____________, 1999.

                                            F&M Bancorp


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                  EXHIBIT 10.12
                                   F&M BANCORP
     CONVERSION OF MONOCACY BANCSHARES, INC. STOCK OPTIONS HELD BY EMPLOYEES
                                     (DATE)

         Pursuant to Section 1.5 of the Agreement and Plan of Merger (the "Plan") dated as of September 4, 1998, by and between F&M Bancorp ("F&M Bancorp") and Monocacy Bancshares, Inc. ("Monocacy"), F&M Bancorp hereby grants to you substitute stock options as set forth below. Such substitute stock options shall be subject to the terms and conditions as set forth in the Monocacy Bancshares, Inc.1994 Stock Incentive Plan, attached hereto as Exhibit A.

         Each Monocacy stock option held by you is hereby converted into an F&M Bancorp stock option which entitles you to purchase a number of shares of F&M Bancorp Common Stock equal to the number of shares of Monocacy Common Stock (as to each whole share) which could have been purchase under each Monocacy stock option multiplied by the Exchange Ratio (as defined in the Plan) rounded down to the nearest whole share. The per share exchange price of each F&M Bancorp stock option granted hereunder shall be equal to the price per share set forth in each Monocacy stock option divided by the Exchange Ratio (as defined in the Plan), rounded up to the nearest whole cent.

CONVERSION CALCULATION:

Exchange Ratio: 1.251
Employee:

MONOCACY STOCK OPTIONS:



                    SHARES SUBJECT
DATE OF GRANT       TO OPTION               EXPIRATION DATE   EXERCISE PRICE



F&M BANCORP SUBSTITUTE STOCK OPTIONS:


                    SHARES SUBJECT
DATE OF GRANT       TO OPTION               EXPIRATION DATE   EXERCISE PRICE



         IN WITNESS WHEREOF, having been duly authorized, we have signed this document as of the ______ day of ______________, 1999.

                                            F&M Bancorp


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            By:
                                               --------------------------------
                                            Name:
                                            Title: